UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 19, 2007
CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: TIME SHARING AGREEMENT
EX-10.2: TIME SHARING AGREEMENT
EX-10.3: TIME SHARING AGREEMENT
EX-10.4: TIME SHARING AGREEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     On June 19, 2007, Hank J. Ratner, Vice Chairman of Cablevision Systems Corporation (“Cablevision”) and CSC Holdings, Inc. (“CSC Holdings”), and Thomas M. Rutledge, Chief Operating Officer of Cablevision and CSC Holdings, entered into aircraft time sharing agreements with two separate subsidiary companies of Cablevision and CSC Holdings that hold Cablevision’s interests in the applicable aircraft, pursuant to which Mr. Ratner and Mr. Rutledge may lease such aircraft from those companies for personal use. Mr. Ratner and Mr. Rutledge will pay for identified actual expenses of each flight conducted under the aircraft time sharing agreements not to exceed the maximum amount legally payable under Federal Aviation Administration rules.
     Copies of the aircraft time sharing agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are hereby incorporated by reference
Item 9.01 Financial Statements and Exhibits
          (c) Exhibits
          10.1 Time Sharing Agreement, dated as of June 19, 2007, between CSC Transport IV, Inc. and Hank J. Ratner.
          10.2 Time Sharing Agreement, dated as of June 19, 2007, between CSC Transport V, Inc. and Hank J. Ratner.
          10.3 Time Sharing Agreement, dated as of June 19, 2007, between CSC Transport IV, Inc. and Thomas M. Rutledge.
          10.4 Time Sharing Agreement, dated as of June 19, 2007, between CSC Transport V, Inc. and Thomas M. Rutledge.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Wm. Keith Harper
	Name:	Wm. Keith Harper
	Title:	Senior Vice President and Controller

Dated: June 21, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC. (Registrant)
By:	/s/ Wm. Keith Harper
	Name:	Wm. Keith Harper
	Title:	Senior Vice President and Controller

Dated: June 21, 2007

3